Exhibit 32.1


                             AMERICAN SKIING COMPANY

                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with the Quarterly Report of American Skiing Company (the "Company") on Form 10-Q for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
J. Fair, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2006

                                       By:  /s/ William J. Fair
                                       ----------------------------
                                       William J. Fair
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)